                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

         [X] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
              Section 240.14a-12


                              U. S. MICROBICS, INC.
                (Name of Registrant as Specified In Its Charter)




Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: ______________

     (2) Aggregate number of securities to which transactions applies: _____________

     (3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11: _____

     (4) Proposed maximum aggregate value of transaction: ____________

     (5) Total fee paid: _________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid: __________

     (2) Form, Schedule or Registration Statement No.: __________

     (3) Filing party: __________

     (4) Date Filed: _____

                              U.S. MICROBICS, INC.
                             5922-B FARNSWORTH COURT
                           CARLSBAD, CALIFORNIA 92008


                                 PROXY STATEMENT
                               AS AT JUNE 30, 2003

                              U.S. MICROBICS, INC.
                             5922-B FARNSWORTH COURT
                           CARLSBAD, CALIFORNIA 92008


                                  June 30, 2003



To Our Stockholders:

         You are cordially invited to attend the 2003 Annual Meeting of the Stockholders of U.S. Microbics, Inc. to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on July 31, 2003 at 10:00 a.m., Carlsbad, California time.

         At the meeting, we will report on the progress of your company, comment on matters of interest and respond to your questions. A copy of our 2002 Annual Report to Stockholders on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this proxy statement.

         Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

         We appreciate your continued interest in U.S. Microbics, Inc.

                                             Very truly yours,

                                             /s/  Robert C. Brehm

                                             Robert C. Brehm
                                             CHAIRMAN OF THE BOARD AND PRESIDENT

                              U.S. MICROBICS, INC.
                             5922-B FARNSWORTH COURT
                           CARLSBAD, CALIFORNIA 92008


                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                           TO BE HELD ON JULY 31, 2003

         To the Stockholders of U.S. Microbics, Inc.:

         Notice is hereby given that the 2003 Annual Meeting of the Stockholders of U.S. Microbics, Inc. will be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on July 31, 2003 at 10:00 a.m., Carlsbad, California time, for the following purposes:

         1. To elect a board of directors for the following year. Management has nominated Robert C. Brehm, Mery C. Robinson, Roger K. Knight, Robert H. Key, and Mark A. Holmstedt.

         2.   To ratify our 2002 Employee Stock Incentive Plan.

         3.   To ratify our 2003 Employee Stock Incentive Plan.

         4. To approve an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 500,000,000 shares.

         5. To ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2003.

         6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on May 20, 2003 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such stockholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

         Stockholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                       By Order of the Board of Directors,

                                       /s/  Robert C. Brehm

                                       Robert C. Brehm
                                       CHAIRMAN OF THE BOARD AND PRESIDENT

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of U.S. Microbics, Inc., a Colorado corporation, to be voted at the 2003 Annual Meeting of Stockholders to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on July 31, 2003 at 10:00 a.m., Carlsbad, California time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of June 30, 2003. The individuals named in the accompanying form of proxy are our president and one of our directors. A stockholder wishing to appoint some other person (who needs not be a stockholder of U.S. Microbics) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Our principal executive office and mailing address is 5922-B Farnsworth Court, Carlsbad, California 92008.

         Solicitation of proxies by mail is expected to commence on July 1, 2003, and the cost thereof will be borne by U.S. Microbics. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record stockholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $25,000.

         We will only deliver one proxy statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this proxy statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

         Stockholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

         Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of the nominees listed herein as directors (Proposal 1), FOR the approval of the U.S. Microbics, Inc. 2002 Employee Stock Incentive Plan (Proposal 2), FOR the approval of the U.S. Microbics, Inc. 2003 Employee Stock Incentive Plan (Proposal 3), FOR the amendment to our articles of incorporation increasing our authorized common stock to 500,000,000 shares (Proposal 4), FOR the ratification of Russell Bedford Stefanou Mirchandani LLP as independent public accountants for our fiscal year ending September 30, 2003 (Proposal 5), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

         Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

         No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Colorado law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                VOTING SECURITIES

         Stockholders of record at the close of business on May 20, 2003, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 150,000,000 shares of common stock, par value $0.0001 per share and 20,000,000 shares of preferred stock, par value $0.10 per share. Each share of our common stock is entitled to one vote, of which there were 114,730,762 shares issued and outstanding on the record date, fully paid and non-assessable.

         The shares of our preferred stock do not have any voting rights. On the record date, our preferred stock was classified into five series, Series II, Series B, Series C, Series D, and Series E. As of the record date, there were 3,374,991 shares of our preferred stock issued and outstanding, in the aggregate for all series.

         The quorum for the transaction of business at the meeting consists of stockholders present in person, or represented by proxy holding not less than one-third of the outstanding shares of our common stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

         Under the Colorado Corporation Code, the five nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors (Proposal 1). There will be no cumulative voting in the election of directors. A simple majority of the votes cast at the meeting is required to approve Proposals 2, 3, 4, and 5.

         Under Colorado law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (I.E., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         A board of five directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (five). The five nominees receiving the highest number of votes are elected if a quorum is present and voting.

         If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. The following schedule sets forth certain information concerning the nominees for election as directors.

VOTE REQUIRED

         Unless individual stockholders specify otherwise, each returned proxy will be voted for the election of the five nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed five such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit. The shares of our preferred stock do not have any voting privileges.

         Our board of directors recommends that stockholders vote FOR the director nominees named above, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

NOMINEES

         The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

      NAME          AGE                          POSITION                         DIRECTOR SINCE
      ----          ---                          --------                         --------------
Robert C. Brehm      55      Chairman, President, and Chief Executive Officer       July 1997
Mery C. Robinson     52      Chief Operating Officer, Secretary and Director      September 1997
Roger K. Knight      82                Vice President and Director                February 1990
Robert H. Key        58                          Director                           July 1999
Mark A. Holmstedt    45                          Director                           April 2002
Conrad Nagel         62                  Chief Financial Officer                       N/A

         Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

         Robert C. Brehm has served as our chief executive officer, president and chairman of the board since July 1997. He also served as our vice president from November 1996 to January 1997 and as a consultant through Robert C. Brehm Consulting, Inc., an investment banking, investor relations and strategic planning company. From July 1994 through the present, Mr. Brehm has served as the president of Robert C. Brehm Consulting, Inc. From 1991 to 1994, he was the president of Specialty Financing International, Inc., a finance procurement company. Mr. Brehm has owned computer hardware, software, finance and consulting companies. Mr. Brehm has a double engineering degree in electrical engineering and computer science and an MBA in Finance and Accounting from the University of California at Berkeley.

         Mery C. Robinson has served as a director since September 1997 and our executive vice president and secretary since September 1997. Ms. Robinson was appointed chief operating officer on October 1, 1998. Ms. Robinson is the founder of XyclonyX and has served as its president and chief executive officer since August 1997. Ms. Robinson was the president of our subsidiary, Sub-Surface Waste Management, Inc., from 1992 to 1995 and president of Omega Resources Management from 1995 to 1997. From 1986 to 1992, she served as the vice president of finance and administration of Westside Telephone Systems in Santa Monica, California, a telephone interconnect service and equipment sales company. Ms. Robinson has held various other positions in operating and starting up high-tech engineering and biotech companies. She received her BS in Journalism from California Polytechnic State University, San Luis Obispo, a Masters of Science in Environmental Science/Engineering from California State University, Dominguez Hills, and has and has attended the NFWBO-sponsored/Wharton Graduate School of Business/Entrepreneurial Mini-MBA program.

         Roger K. Knight has served as a director since February 1990 and our vice president-business development since July 1997. Mr. Knight has significant experience in identifying business candidates for acquisitions, and served as our president from January 1995 through October 1996. Mr. Knight retired from the U.S. Navy as a Captain in July 1965, and has been involved in retail operations since the mid-1970s.

         Robert H. Key is chairman and chief executive officer of Arivest Corporation, a real estate investment and development firm, located in Phoenix, Arizona. Arivest Corporation is the parent corporation of Corporate Realty Advisors, Inc., a commercial real estate brokerage firm. Mr. Key joined Arivest Corporation as president upon its formation in April, 1979. He holds a Bachelor of Science degree from Arizona State University, Tempe, Arizona, (1972) with a major in Business Administration. Mr. Key has been a general partner, real estate broker, consultant or developer of a large number of commercial real estate projects.

         Mark A. Holmstedt has 23 years of public finance experience covering a variety of specialty areas. Mr. Holmstedt began his investment banking tenure with Blyth Eastman Dillon & Co. (now PaineWebber) and was the director in charge of Bear Stearns Public Finance Department in Los Angeles prior to becoming a principal of Westhoff, Cone & Holmstedt. He has a particular expertise in project financings and land secured transactions which involve the sale of securities through the use of an assessment district, redevelopment agency, community facilities district or combination thereof. Mr. Holmstedt graduated with honors in Business Management and Finance from the University of California, Davis.

         Conrad Nagel has served as our chief financial officer since July 1998. Mr. Nagel was previously hired as the chief financial officer of Global Venture Funding, Inc. in April 1997, and served us as a consultant from September 15, 1997 through June 1998. Mr. Nagel has an MS degree in Accounting, University of Kansas (1964), a BS degree in Business, University of Kansas (1963) and has been a CPA since 1966. Mr. Nagel has been associated with SEC work, auditing, and finance operations for the past 30 years including audit manager for Touche Ross (now Deloitte - Touche), vice president of finance of Decision Incorporated, internal audit manager for Kaiser Aetna, CFO for Calusa Financial Medical, Inc., vice president of finance for Medical Capital Corporation and over 15 years CPA practice specializing in taxation and SEC work.

OTHER SIGNIFICANT EMPLOYEES

         In addition to our above-named directors and executive officers, there are two other persons serving as directors and executive officers of our major subsidiary, Sub Surface Waste Management of Delaware, Inc.

Name                       Age    Position
----                       ---    --------
BRUCE S. BEATTIE           48     PRESIDENT
BEZHAD MIRZAYI             46     EXECUTIVE VICE PRESIDENT AND CHIEF ENGINEER

         Bruce S. Beattie has over 23 years experience in the environmental service industry with expertise in business development, operations and project management. His career spans the introduction of breakthrough treatment technology for the sub surface remediation of chlorinated solvents, executive level profit center turn-around management and was a pioneer in the development of "Brownfield" redevelopment solutions for two nationally recognized environmental firms. Mr. Beattie became president of Sub-Surface Waste Management, Inc., now a subsidiary of Sub-Surface Waste Management of Delaware, Inc., in August 2000.

         Bezhad Mirzayi has over 18 years experience in diversified areas of engineering, construction, and management. He has extensive experience managing office and field staffs and professionals involved in multi-discipline design and construction projects and management of profit and loss centers. He has a diverse background in all types of management, civil, environmental, geotechnical and structural engineering, construction management, technical supervision analysis and design, and construction oversight, cost and time management, risk evaluation, cost estimation and client and regulatory interface for mining, industrial, oil and gas facilities. Mr. Mirzayi became executive vice president and chief engineer of Sub Surface Waste Management, Inc., now a subsidiary of Sub Surface Waste Management of Delaware, Inc., in September 2000.


BOARD MEETINGS AND COMMITTEES

         During fiscal year ended September 30, 2002, our board of directors held 16 meetings, each of which was signified by a unanimous consent executed by each of our directors.

         COMPENSATION COMMITTEE. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this proxy statement as ATTACHMENT A.

         AUDIT COMMITTEE. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as ATTACHMENT B. The audit committee will review and evaluate our internal control functions. The members of the audit committee are Robert H. Key and Mark A. Holmstedt. Mr. Holmstedt is the chairman of the audit committee. Since the audit committee is only recently formed, there have been no meetings held.

         The members of the audit committee are independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

         EXECUTIVE COMMITTEE. We do not have an executive committee, although our board of directors is authorized to create one.

         NOMINATING COMMITTEE. Our board of directors has recently created a nominating committee, currently composed of Robert C. Brehm, Mery C. Robinson, and Roger K. Knight. The chairman of the nominating committee is Mr. Brehm. No meetings have been held. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of U.S. Microbics. Any such recommendation for the 2004 Annual Meeting of Stockholders should be provided to our corporate secretary by January 31, 2004.

STOCK OPTIONS

         There were no grants of stock options to the named executive officers during the fiscal year ended September 30, 2002.

COMPENSATION OF DIRECTORS

         We do not compensate any of our directors for their services to U.S. Microbics as directors. However, we do reimburse our directors for expenses incurred in attending board meetings.

     APPROVAL OF THE U.S. MICROBICS, INC. 2002 EMPLOYEE STOCK INCENTIVE PLAN
                                  (PROPOSAL 2)

         Our stockholders are being asked to approve our 2002 Employee Stock Incentive Plan. The 2002 Plan was adopted by our board of directors on July 22, 2002.

         As of the record date no shares of our common stock had been issued under the 2002 Plan.

         The following is a summary of the principal features of the 2002 Plan. A copy of the 2002 Plan is attached to this proxy statement as ATTACHMENT C. Any stockholder who wishes to obtain a copy of the 2002 Plan may also do so upon written request to our corporate secretary at our principal executive offices in Carlsbad, California.

PURPOSE OF THE 2002 PLAN

         The purpose of the 2002 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of U.S. Microbics, and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

         The 2002 Plan will be administered by the compensation committee of the board of directors.

SHARE RESERVE

         NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19 of the 2002 Plan, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the 2002 Plan will be 3,000,000 plus shares of our common stock that are subject to:

o Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

o        An award granted but forfeited or repurchased by U.S.
         Microbics at the original issue price; and

o An award that otherwise terminates without shares of our common stock being issued. At all times, U.S. Microbics shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the 2002 Plan and all other outstanding but unvested awards granted under the 2002 Plan.

         ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of U.S. Microbics without consideration, then the number of shares of our common stock reserved for issuance under the 2002 Plan, the exercise prices of and number of shares of our common stock subject to outstanding options, and the number of shares of our common stock subject to other outstanding awards will be proportionately adjusted, subject to any required action by our board or the stockholders of U.S. Microbics and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

         Incentive Stock Options (as defined in Section 6 of the 2002 Plan) may be granted only to employees (including, officers and directors who are also employees) of U.S. Microbics or of a parent or subsidiary of U.S. Microbics. All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of U.S. Microbics or any parent or subsidiary of U.S. Microbics, provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

DISCRETIONARY OPTION GRANT PROGRAM

         The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

         FORM OF OPTION GRANT. Each option granted under the 2002 Plan will be evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the 2002 Plan.

         DATE OF GRANT. The date of grant of an option will be the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Stock Option Agreement and a copy of the 2002 Plan will be delivered to the participant within a reasonable time after the granting of the option.

         EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than 10 percent of the total combined voting power of all classes of stock of U.S. Microbics or of any parent or subsidiary of U.S. Microbics ("Ten Percent Stockholder") will be exercisable after the expiration of five years from the date the ISO is granted. The committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares of our common stock or percentage of shares of our common stock as the committee determines.

         EXERCISE PRICE. The exercise price of an option will be determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that:

o The exercise price of an ISO will be not less than 100 percent of the fair market value of the shares of our common stock on the date of grant; and

o The exercise price of any ISO granted to a Ten Percent Stockholder will not be less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with Section 9 of the 2002 Plan.

         METHOD OF EXERCISE. Options may be exercised only by delivery to U.S. Microbics of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the committee, (which need not be the same for each participant), stating the number of shares of our common stock being purchased, the restrictions imposed on the shares of our common stock purchased under such Exercise Agreement, if any, and such representations and agreements regarding a participant's investment intent and access to information and other matters, if any, as may be required or desirable by U.S. Microbics to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

         TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option will always be subject to the following:

o If the participant's service is terminated for any reason except death or disability, then the participant may exercise such participant's options only to the extent that such options would have been exercisable upon the Termination Date no later than three months after the Termination Date (or such shorter or longer time period not exceeding five years as may be determined by the committee, with any exercise beyond three months after the Termination Date deemed to be an
         NQSO), but in any event, no later than the expiration date of the options.

o If the participant's service is terminated because of the participant's death or disability (or the participant dies within three months after a Termination other than for cause or because of the participant's disability), then the participant's options may be exercised only to the extent that such options would have been exercisable by the participant on the Termination Date and must be exercised by the participant (or the participant's legal representative or authorized assignee) no later than 12 months after the Termination Date (or such shorter or longer time period not exceeding five years as may be determined by the committee, with any such exercise beyond (a) three months after the Termination Date when the Termination is for any reason other than the participant's death or disability, or (b) 12 months after the Termination Date when the Termination is for the participant's death or disability, deemed to be a NQSO), but in any event no later than the expiration date of the options.

o Notwithstanding the provisions above, if a participant's service is terminated for cause, neither the participant, the participant's estate nor such other person who may then hold the option shall be entitled to exercise any option with respect to any shares of our common stock whatsoever, after Termination, whether or not after Termination the participant may receive payment from U.S. Microbics or its subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits.

         LIMITATIONS ON EXERCISE. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable.

         LIMITATIONS ON ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISO are exercisable for the first time by a participant during any calendar year (under the 2002 Plan or under any other ISO plan of U.S. Microbics, or the parent or any subsidiary of U.S. Microbics) will not exceed $100,000. If the fair market value of shares of our common stock on the date of grant with respect to which ISO are exercisable for the first time by a participant during any calendar year exceeds $100,000, then the options for the first $100,000 worth of shares of our common stock to become exercisable in such calendar year will be ISO and the options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the 2002 Plan to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the 2002 Plan and will apply to any options granted after the effective date of such amendment.

         MODIFICATION, EXTENSION OR RENEWAL. The committee may modify, extend or renew outstanding options and authorize the grant of new options in substitution therefore, provided that any such action may not, without the written consent of a participant, impair any of such participant's rights under any option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The committee may reduce the exercise price of outstanding options without the consent of the participants affected by a written notice to them; provided, however, that the exercise price may not be reduced below the minimum exercise price that would be permitted under the 2002 Plan for options granted on the date the action is taken to reduce the exercise price.

         NO DISQUALIFICATION. Notwithstanding any other provision in the 2002 Plan, no term of the 2002 Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under the 2002 Plan be exercised, so as to disqualify the 2002 Plan under Section 422 of the Code or, without the consent of the participant affected, to disqualify any ISO under
Section 422 of the Code.

RESTRICTED STOCK

         A Restricted Stock Award is an offer by U.S. Microbics to sell to an eligible person shares of our common stock that are subject to restrictions. The committee will determine to whom an offer will be made, the number of shares of our common stock the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the shares of our common stock will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following.

         FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to the 2002 Plan will be evidenced by an Award Agreement (the "Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the 2002 Plan. The offer of Restricted Stock will be accepted by the participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares of our common stock to U.S. Microbics within 30 days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the shares of our common stock to U.S. Microbics within 30 days, then the offer will terminate, unless otherwise extended by the committee.

         PURCHASE PRICE. The Purchase Price of shares of our common stock sold pursuant to a Restricted Stock Award will be determined by the committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100 percent of the fair market value. Payment of the Purchase Price must be made in accordance with Section 9 of the 2002 Plan.

         TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the committee may impose. These restrictions may be based upon completion of a specified number of years of service with U.S. Microbics or upon completion of the performance goals as set out in advance in the participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from participant to participant and between groups of participants. Prior to the grant of a Restricted Stock Award, the committee shall:

o Determine the nature, length and starting date of any performance period for the Restricted Stock Award;

o Select from among the performance factors to be used to measure performance goals, if any; and

o Determine the number of shares of our common stock that may be awarded to the participant. Prior to the payment of any Restricted Stock Award, the committee shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and the participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and have different performance goals and other criteria.

         TERMINATION DURING PERFORMANCE PERIOD. If a participant is terminated during a performance period for any reason, then such participant will be entitled to payment (whether in shares of our common stock, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the committee determines otherwise.

STOCKHOLDER RIGHTS AND OPTION TRANSFERABILITY

         Awards granted under the 2002 Plan, including any interest, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the participant an Award will be exercisable only by the participant. During the lifetime of the participant, any elections with respect to an Award may be made only by the participant unless otherwise determined by the committee and set forth in the Award Agreement with respect to Awards that are not ISO.

GENERAL PROVISIONS

         ADOPTION AND STOCKHOLDER APPROVAL. The 2002 Plan will become effective on the date on which it is adopted by our board of directors (the "effective date"). The 2002 Plan shall be approved by the stockholders of U.S. Microbics within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the 2002 Plan upon the effective date. In the event that stockholder approval of the 2002 Plan is not obtained within the time period provided, all Awards granted shall be cancelled, any shares of our common stock issued pursuant to any Awards shall be cancelled and any purchase of shares of our common stock issued shall be rescinded.

         TERM OF 2002 PLAN/GOVERNING LAW. Unless earlier terminated as provided, the 2002 Plan will terminate 10 years from the date of adoption, or, if earlier, the date of stockholder approval. The 2002 Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

         AMENDMENT OR TERMINATION OF THE 2002 PLAN. Our board of directors may at any time terminate or amend the 2002 Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the 2002 Plan; provided, however, that our board of directors will not, without the approval of the stockholders of U.S. Microbics, amend the 2002 Plan in any manner that requires stockholder approval.

         NONEXCLUSIVITY OF THE 2002 PLAN. Neither the adoption of the 2002 Plan by our board of directors, the submission of the 2002 Plan to the stockholders of the U.S. Microbics for approval, nor any provision of the 2002 Plan will be construed as creating any limitations on the power of our board of directors to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the 2002 Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         ACTION BY COMMITTEE. Any action permitted or required to be taken by the committee or any decision or determination permitted or required to be made by the committee pursuant to the 2002 Plan shall be taken or made in the committee's sole and absolute discretion.

AWARD OF STOCK BONUSES

         AWARD OF STOCK BONUSES. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to U.S. Microbics or any parent or subsidiary of U.S. Microbics. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the 2002 Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the 2002 Plan. Stock Bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of U.S. Microbics, parent or subsidiary and/or individual performance factors or upon such other criteria as the committee may determine.

         TERMS OF STOCK BONUSES. The committee will determine the number of shares of our common stock to be awarded to the participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the committee will:

o Determine the nature, length and starting date of any performance period for each Stock Bonus;

o Select from among the performance factors to be used to measure the performance, if any; and

o Determine the number of shares of our common stock that may be awarded to the participant. Prior to the payment of any Stock Bonus, the committee shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and the participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of shares of our common stock may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the committee. The committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the participant by U.S. Microbics either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the committee may determine. Payment may be made in the form of cash or whole shares of our common stock or a combination thereof, either in a lump sum payment or in installments, all as the committee will determine.

FEDERAL TAX CONSEQUENCES

         OPTION GRANTS. Options granted under the 2002 Plan may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

         INCENTIVE STOCK OPTIONS. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of U.S. Microbics or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

         Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         NONQUALIFIED STOCK OPTIONS. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

         We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

         STOCK APPRECIATION RIGHTS. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

         We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction generally will be allowed for the taxable year in which such ordinary income is recognized.

         DIRECT STOCK ISSUANCE. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

         With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of U.S. Microbics, unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of U.S. Microbics), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. We believe that with respect to option grants previously made under the 2002 Plan that any compensation deemed paid by U.S. Microbics in connection with disqualifying dispositions of ISO shares or exercises of NQSOs granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of U.S. Microbics. Accordingly, we believe that all compensation deemed paid with respect to those options will remain deductible by U.S. Microbics without limitation under Code Section 162(m). Additionally, we anticipate that any compensation deemed paid by U.S. Microbics with respect to any future option grants made under the 2002 Plan will qualify as performance-based compensation for purposes of Code Section 162(m) and will remain deductible by us without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

         Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but U.S. Microbics, in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

         In addition, any option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options under the 2002 Plan be repriced, then that repricing will also trigger a direct charge to our reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised for those shares or terminates unexercised.

         Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock present in person or represented by proxy at the meeting is required to approve the 2002 Stock Incentive Plan. The shares of our preferred stock do not have any voting privileges.

         Our board of directors recommends that stockholders vote FOR the ratification of the 2002 Stock Incentive Plan, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

     APPROVAL OF THE U.S. MICROBICS, INC. 2003 EMPLOYEE STOCK INCENTIVE PLAN
                                  (PROPOSAL 3)

         Our stockholders are being asked to approve our 2003 Employee Stock Incentive Plan. The 2003 Plan was adopted by our board of directors on May 28, 2003. As of the record date, there have been no shares of our common stock issued under the 2003 Plan. The 2002 Plan is the same in all respect as the 2002 Plan, except that the 2002 Plan covers 3,000,000 shares of our common stock and the 2003 Plan covers 10,000,000 shares of our common stock. A copy of the 2003 Plan is attached to this proxy statement as ATTACHMENT D. Any stockholder who wishes to obtain a copy of the 2003 Plan may also do so upon written request to our Corporate Secretary at our principal executive offices in Carlsbad, California.

         The discussion contained in Proposal 2 with respect to the 2002 Plan is applicable in its entirety to the 2003 Plan.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock present in person or represented by proxy at the meeting is required to approve the 2003 Stock Incentive Plan. The shares of our preferred stock do not have any voting privileges.

         Our board of directors recommends that stockholders vote FOR the ratification of the 2003 Stock Incentive Plan, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

                     AMENDMENT OF ARTICLES OF INCORPORATION
                                  (PROPOSAL 4)

         Our present capital structure authorizes 150,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.10 per share. The board of directors believes this capital structure is inadequate for our present and future needs. Therefore, the board has approved the amendment of the our articles of incorporation, to increase the authorized number of shares of common stock from 150,000,000 shares to 500,000,000 shares. The board believes this capital structure more appropriately reflects the present and future needs of U.S. Microbics and recommends such amendment to our stockholders for adoption.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         Authorizing an additional 350,000,000 shares of common stock would give the board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed. However, we have no plans for any such issuance at this time.

         The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of U.S. Microbics more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of U.S. Microbics.

         However, this proposal is not being made by us in response to any known accumulation of shares of threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

         In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected. The common stock carries no preemptive rights to purchase additional shares. Neither our existing articles of incorporation nor our bylaws contain any provisions which have a material anti-takeover effect, nor do we have plans to subsequently implement any measure which would have an anti-takeover effect.

         The proposed amendment and restatement of our articles of incorporation was approved by a vote of our directors on May 30, 2003.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock present in person or represented by proxy at the meeting is required to approve the amendment of our articles of incorporation authorizing 350,000,000 additional shares of our common stock. The shares of our preferred stock do not have any voting privileges.

         Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation authorizing 350,000,000 additional shares of our common stock, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 5)

         Subject to stockholder ratification, the board of directors has appointed Russell Bedford Stefanou Mirchandani LLP to serve as our independent public accountants for the fiscal year ending September 30, 2003. Russell Bedford Stefanou Mirchandani LLP has served as our independent public accountants since January 20, 2003. Representatives of Russell Bedford Stefanou Mirchandani LLP are not expected to be present at the meeting.

AUDIT FEES

         The aggregate fees billed by Russell Bedford Stefanou Mirchandani LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2002 were $20,075.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Russell Bedford Stefanou Mirchandani LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year 2002.

ALL OTHER FEES

         There were no other fees billed by Russell Bedford Stefanou Mirchandani LLP for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Russell Bedford Stefanou Mirchandani LLP.

CHANGES IN OUR CERTIFYING ACCOUNTANT

         On March 20, 2002, we dismissed our certifying accountant, Bradshaw, Smith & Co. LLP. The change in independent certifying accountant was approved by our board of directors.

         The reports of our financial statements for the years ended September 30, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Bradshaw, Smith's report for the years ended September 30, 2001 and 2000, included an explanatory paragraph regarding substantial doubt as to our ability to continue as a going concern. During the years ended September 30, 2001 and 2000 , and the subsequent interim period through March 21, 2002 , we have not had any disagreements with Bradshaw, Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         We engaged Singer Lewak Greenbaum & Goldstein LLP as our certifying accountant as of March 21, 2002 for our fiscal year ending September 30, 2002. We had not consulted Singer Lewak previously. On January 17, 2003, upon recommendation of our board of directors, we dismissed Singer Lewak . Singer Lewak did not issue a report on our financial statements for the two years ended September 30, 2002 and 2001. The decision to change our certifying accountant was approved by our board of directors. From March 21, 2002, the date we engaged Singer Lewak as our certifying accountant, through January 17, 2003, we did not have any disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         We engaged Russell Bedford Stefanou Mirchandani LLP as our certifying accountant as of January 20, 2003 for our fiscal year ending September 30, 2002. We had not consulted Russell Bedford Stefanou Mirchandani previously. There have been no unresolved disagreements with our current auditors on matters of accounting or financial disclosure.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of our common stock present in person or represented by proxy at the meeting is required to approve the ratification of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants. The shares of our preferred stock do not have any voting privileges.

         Our board of directors recommends that stockholders vote FOR ratification of the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending September 30, 2003, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

                             PRINCIPAL STOCKHOLDERS

         The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date by:

o Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

o        Each of our directors;

o        Each named executive officer of U.S. Microbics;

o        Each named executive officer of our subsidiaries; and

o        All directors and officers as a group.

                                                           SHARES BENEFICIALLY
                                                                 OWNED (2)
                                                          --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                     NUMBER    PERCENT
----------------------------------------                  -----------  -------
Officers and Directors of U.S. Microbics:
Robert C. Brehm (3)......................................  7,500,000    6.59
Mery C. Robinson (4).....................................  6,734,467    6.06
Roger K. Knight (5)......................................    701,529    0.63
Robert H. Key (6)........................................    171,260    0.15
Mark A. Holmstedt (7)....................................    960,000    0.87
Conrad Nagel (8).........................................    447,833    0.40
  All directors and officers as a group (six persons).... 16,514,089    14.7

Officers of Subsidiary:
Bruce S. Beattie (9).....................................    300,000    0.27
Bezhad Mirzayi (10)......................................    345,441    0.31

-----------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o U.S. Microbics, Inc., 5922-B Farnsworth Court, Carlsbad, California 92008. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.
(2)  Beneficial ownership is determined in accordance with the rules of the SEC.
(3) Includes (a) 669,290 shares of our common stock owned by Robert C. Brehm Consulting, Inc., of which Mr. Brehm is the president; and (b) 450,088 shares of our common stock issuable under stock options and warrants.
(4)  Includes 450,500 shares of our common stock issuable under stock options.
(5) Includes (a) 665 shares of our Series B preferred stock convertible into 3,325 shares of our common stock; (b) 1,250 shares of our common stock owned by First Venture Group Inc., an affiliated company of Mr. Knight; and
     (c) 100,000 shares of our common stock issuable under stock options.
(6) Includes (a) 565 shares of our Series C preferred stock owned by Common Media Services Inc., an affiliate of Mr. Key, convertible into 56,500 shares of our common stock, (b) 64,730 shares of our common stock owned by Common Media Services, Inc., an affiliate of Mr. Key, and (c) 50,000 shares of our common stock owned by Arivest Corporation, an affiliate of Mr. Key.
(7) Includes 100 shares of our Series C preferred stock convertible into 10,000 of shares of our common stock.
(8)  Includes 600 shares held by Kathrina Nagel, the wife of Mr. Nagel.
(9)  Includes of 50,000 shares of our common stock issuable under stock options.
(10) Consists of 50,000 shares of our common stock issuable under stock options.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to U.S. Microbics and its subsidiaries for the fiscal years ended September 30, 2002, 2001 and 2000:

                                     SUMMARY COMPENSATION TABLE

                                Annual Compensation              Long Term Compensation
                                -------------------------------- -----------------------------------
                                                                 Awards                    Payouts
                                                                 ------------------------- ---------
                                                                 Restricted  Securities
                                                   Other Annual  Stock       Underlying    LTIP      All Other
Name and Principal              Salary   Bonus     Compensation  Award(s)    Options/SARs  Payouts   Compensation
Position                  Year  ($)      ($)       ($)           ($)         (#)           ($)       ($)
------------------------ ------ -------- --------- ------------- ----------- ------------- --------- ------------
ROBERT C. BREHM,         2002   298,389  -0-       -0-           -0-         -0-           -0-       -0-
PRESIDENT (1)            2001   288,500  -0-       -0-           -0-         -0-           -0-       -0-
                         2000   222,234  -0-       -0-           -0-         -0-           -0-       -0-

MERY C. ROBINSON,        2002   306,198  -0-       -0-           -0-         -0-           -0-       -0-
CHIEF OPERATING OFFICER  2001   265,500  -0-       -0-           -0-         -0-           -0-       -0-
(2)                      2000   222,324  -0-       -0-           -0-         -0-           -0-       -0-

CONRAD NAGEL,            2002   130,491  -0-       -0-           -0-         -0-           -0-       -0-
CHIEF FINANCIAL OFFICER
(3)

BRUCE S. BEATTIE (4)     2002   130,300  -0-       -0-           -0-         -0-           -0-       -0-
------------------------ ------ -------- --------- ------------- ----------- ------------- --------- ------------

(1)  Mr. Brehm's employment with U.S. Microbics commenced in July 1997.
(2)  Ms. Robinson's employment with U.S. Microbics commenced in September 1997.
(3)  Mr. Nagel's employment with U.S. Microbics commenced in August 1998.
(4) Mr. Beattie's employment with Sub Surface Waste Management of Delaware, Inc., a subsidiary of U.S. Microbics, commenced in August 2000.


STOCK OPTION AND STOCK APPRECIATION RIGHTS

         There were no grants of stock options to the named executive officers during the fiscal year ended September 30, 2002.

OPTION EXERCISES AND HOLDINGS

         Set forth below is information with respect to exercises of stock options by the named executive officers during fiscal year 2002 and the fiscal year-end value of all unexercised stock options held by such persons.

--------------------- ----------------- ----------------- ---------------------- --------------------
                                                          Number of              Value of Unexercised
                                                          Unexercised            in-the-money
                                                          Options/SARs at        Options/SARs at
                                                          FY-end (#)             FY-end ($)
                      Shares Acquired   Value Realized    Exercisable/           Exercisable/
Name                  on Exercise (#)   ($) (1)           Unexercisable          Unexercisable
--------------------- ----------------- ----------------- ---------------------- --------------------
ROBERT C. BREHM       400,000           $26,000           816,667/200,000        -0-/-0-
MERY C. ROBINSON      400,000           $26,000           750,000/200,000        -0-/-0-
CONRAD NAGEL          150,000           $-0-              -0-/-0-                -0-/-0-
BRUCE S. BEATTIE      150,000           $-0-              50,000/-0-             -0-/-0-
--------------------- ----------------- ----------------- ---------------------- --------------------

(1) Based on the closing price of $0.13 for the shares of the common stock of U.S. Microbics traded on the OTC Bulletin Board as of September 30, 2002.

EMPLOYEE CONTRACTS

         Effective October 1, 1998, we entered into an employment agreement with Robert C. Brehm, our president and chief executive officer. Mr. Brehm's employment agreement provides for a term of five years, an initial annual base salary of $180,000, salary increases of $30,000 per annum and discretionary incentive bonuses. Pursuant to the employment agreement, we granted to Mr. Brehm stock options covering 1,000,000 shares of our common stock exercisable at $1.25 per share. These stock options will vest in 10 equal installments of 100,000 shares commencing on April 1, 1999 and on the first day of each six-month period thereafter. In the event that the ownership or control of U.S. Microbics is changed with respect to over 30 percent of the issued and outstanding shares of our common stock, Mr. Brehm will have the right to exercise 100 percent of his unvested stock options. All unvested stock options are subject to cancellation by us in the event that Mr. Brehm's employment with U.S. Microbics is terminated at any time prior to the term of the employment agreement.

         Effective October 1, 1998, we entered into an employment agreement with Mery C. Robinson, our chief operating officer. Ms. Robinson's employment agreement provides for a term of five years, an initial annual base salary of $180,000, salary increases of $30,000 per annum and discretionary incentive bonuses. Pursuant to the employment agreement, we granted to Ms. Robinson stock options covering 1,000,000 shares of our common stock exercisable at $1.25 per share. These stock options will vest in 10 equal installments of 100,000 shares commencing on April 1, 1999 and on the first day of each six-month period thereafter. In the event that the ownership or control of U.S. Microbics is changed with respect to over 30 percent of the issued and outstanding shares of our common stock, Ms. Robinson will have the right to exercise 100 percent of her unvested stock options. All unvested stock options are subject to cancellation by us in the event that Ms. Robinson's employment with U.S. Microbics is terminated at any time prior to the term of the employment agreement.

         Effective December 23, 2002, our majority-owned subsidiary, Sub Surface Waste Management of Delaware, Inc., entered into an employment agreement with Bruce S. Beattie, its president and chief executive officer. Mr. Beattie's employment agreement provides for a term of five years, at an initial annual base salary of $150,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

         Effective December 23, 2002 our majority-owned subsidiary, Sub Surface Waste Management of Delaware, Inc., entered into an employment agreement with Behzad Mirzayi, its vice president and chief operating officer. Mr. Mirzayi's employment agreement provides for a term of five years, at an initial annual base salary of $145,000, salary increases of $10,000 per annum for each of the first four years and an increase of $20,000 for the fifth year, and discretionary incentive bonuses.

         We have entered into consulting agreements for various services, including public relations, marketing, technology transfer and engineering services. We typically have compensated our consultants through stock options and share issuances.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In establishing compensation levels, our board of directors has endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and our stockholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

         All actions of the board with respect to Mr. Brehm's and Ms. Robinson's compensation are taken without their involvement. Mr. Brehm and Roger K. Knight, one of our directors, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire board of directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

         Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from October 1, 2001 through September 30, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner.

                                  OTHER MATTERS

         The board of directors knows of no other matter to be presented at the 2003 meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

         Our Annual Report on Form 10-KSB for the year ended September 30, 2002, and Financial Information from our Quarterly Reports for the Periods Ended December 31, 2002 and March 31, 2003 are incorporated herein by reference.

                    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS

         WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 2002, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 5922-B FARNSWORTH COURT, CARLSBAD, CALIFORNIA 92088, OR TELEPHONE (760) 918-1860.

                                  OTHER MATTERS

         Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of U.S. Microbics. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by U.S. Microbics by January 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 meeting.

                                             By Order of the Board of Directors,

                                             /s/  Robert C. Brehm

                                             Robert C. Brehm
                                             Chairman of the Board and President

                              U.S. MICROBICS, INC.
                             5922-B FARNSWORTH COURT
                           CARLSBAD, CALIFORNIA 92008

                                      PROXY

         THIS PROXY IS SOLICITED BY THE MANAGEMENT OF U.S. MICROBICS, INC. (THE "COMPANY") FOR THE ANNUAL MEETING OF ITS STOCKHOLDERS (THE "MEETING") TO BE HELD ON JULY 31, 2003.

         The undersigned hereby appoints Robert C. Brehm, the President and Chief Executive Officer of the Company, or failing him, Robert H. Key, a director of the Company, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California on July 31, 2003 at 10:00 a.m., Carlsbad, California time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.  ELECTION OF DIRECTORS.                            4.  AMENDMENT TO OUR ARTICLES OF INCORPORATION.

    The nominees proposed by management are:              Vote FOR [ ] AGAINST [ ] the ratification of an
                                                          amendment to our articles of incorporation to
    Robert C. Brehm                                       increase the number of authorized shares of our
    Mery C. Robinson                                      common stock from 150,000,000 to 500,000,000.
    Roger K. Knight
    Robert H. Key
    Mark A. Holmstedt

    Vote FOR [ ] the election of all nominees listed above (EXCEPT THOSE WHOSE
    NAMES THE UNDERSIGNED HAS DELETED).

    WITHHOLD [ ]  vote.


2.  2002 EMPLOYEE STOCK INCENTIVE PLAN.               5.  AUDITORS.

    Vote FOR [ ] AGAINST [ ] the                          Vote FOR [ ] AGAINST [ ] the ratification of
    ratification of our 2002 Employee                     Russell Bedford Stefanou Mirchandani LLP as our
    Stock Incentive Plan.                                 independent public accountants for the fiscal
                                                          year ending September 30, 2003, at the remuneration
                                                          to be fixed by the Board of Directors.

3.  2003 EMPLOYEE STOCK INCENTIVE PLAN.               6.  Upon any other matter that properly comes
                                                          before the Meeting.
    Vote FOR [ ] AGAINST [ ] the
    ratification of our 2003 Employee
    Stock Incentive Plan.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated                          , 2003.
      -------------------------


---------------------------------------
Signature of Stockholder


---------------------------------------
Printed Name of Stockholder

         A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF CORPORATE STOCK TRANSFER, 3200 CHERRY CREEK DRIVE SOUTH, SUITE 430, DENVER, COLORADO 80209, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

         Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

         THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.




----------------------------------------------------

----------------------------------------------------

----------------------------------------------------
(Please advise the Company of any change of address)

ATTACHMENT A



                                   CHARTER OF
                           THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            OF U. S. MICROBICS, INC.

         1. COMMITTEE COMPOSITION. The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of U. S. Microbics, Inc., a Colorado corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

         2. FUNCTIONS AND AUTHORITY. The operation of the Committee will be subject to the Articles of Incorporation of the Company and applicable Colorado laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

              (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the President and Chief Executive Officer of the Company, other members of the management of the Company as may be required under Colorado law, and advise and consult with the Chief Executive Officer regarding the compensation scheme for all executive officers.

              (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

              (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President and Chief Executive Officer and all plan participants who may be deemed "officers" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

              (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

              (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

              (f) To exercise the authority of the Board concerning any policies relating to the service by the President and Chief Executive Officer, or any other member of management or executive officer, as a director of any unrelated company, joint venture or other enterprise.

              (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

              (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the President and Chief Executive Officer.

              (i) To administer the annual performance review of the President and Chief Executive Officer which is completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the Chief Executive Officer.

              (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

              (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

         3. MEETINGS. The Committee will hold regular meetings each year as the Committee may deem appropriate. The President and Chief Executive Officer and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

         4. MINUTES AND REPORTS. The Committee will keep minutes of each meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

                                          By Order of the Board of Directors,


                                          By  /s/ Robert C. Brehm
                                              ----------------------------------
                                             Robert C. Brehm, President

Dated May 30, 2003.

ATTACHMENT B

                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                            OF U. S. MICROBICS, INC.


         1. AUDIT COMMITTEE PURPOSE. The Audit Committee of the Board of Directors of U. S. Microbics, Inc., a Colorado corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

              (a) Monitor the integrity of the Company's financial reporting process.

              (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

              (c) Monitor the independence and performance of the Company's independent auditors.

              (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         2. AUDIT COMMITTEE COMPOSITION AND MEETINGS. Audit Committee members shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

         The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

         3. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES.

              (a) REVIEW PROCEDURES.

                   (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

                   (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

         In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

              (b) INDEPENDENT AUDITORS.

                   (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                   (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

         On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

         Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

         Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         4. LEGAL COMPLIANCE. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

         5. OTHER AUDIT COMMITTEE RESPONSIBILITIES.

              (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

              (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

              (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

              (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

              (e) Periodically perform self-assessment of audit committee performance.

              (f) Review financial and accounting personnel succession planning within the Company.

              (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                             By Order of the Board of Directors,


                                             By /s/ Robert C. Brehm
                                                --------------------------------
                                                Robert C. Brehm, President

Dated May 30, 2003.

                                                                      APPENDIX 1


                              U. S. MICROBICS, INC.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

        1. To be considered independent, a member of the Audit Committee cannot:

              (a) have been an employee of the Company or its affiliates within the last three years;

              (b) have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

              (c) be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

              (d) be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

              (e) be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

        2. Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

ATTACHMENT C


                              U.S. MICROBICS, INC.
                       2002 EMPLOYEE STOCK INCENTIVE PLAN
                            AS ADOPTED JULY 22, 2002

                                    ARTICLE I
                                     PURPOSE

         The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

                                   ARTICLE II
                                   DEFINITIONS

As used in this Plan, the following terms will have the following meanings:

         2.1. "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         2.2. "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         2.3. "Board" means the Board of Directors of the Company.

         2.4. "Cause" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Committee" means the Compensation Committee of the Board.

         2.7. "Company" means U.S. Microbics, Inc., a Colorado corporation, or any successor corporation.

         2.8. "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         2.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10. "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         2.11. "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) If such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

              (b) If such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

              (c) If such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

              (d) In the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

              (e) If none of the foregoing is applicable, by the Committee in good faith.

         2.12. "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

         2.13. "Option" means an award of an option to purchase Shares pursuant to Section 6.

         2.14. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.15. "Participant" means a person who receives an Award under this Plan.

         2.16. "Performance Factors" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

              (a) Net revenue and/or net revenue growth;

              (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              (c) Operating income and/or operating income growth;

              (d) Net income and/or net income growth;

              (e) Earnings per share and/or earnings per share growth;

              (f) Total stockholder return and/or total stockholder return growth;

              (g) Return on equity;

              (h) Operating cash flow return on income;

              (i) Adjusted operating cash flow return on income;

              (j) Economic value added; and

              (k) Individual confidential business objectives.

         2.17. "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         2.18. "Plan" means this U.S. Microbics, Inc. 2002 Employee Stock Incentive Plan, as amended from time to time.

         2.19. "Restricted Stock Award" means an award of Shares pursuant to
Section 7.

         2.20. "SEC" means the Securities and Exchange Commission.

         2.21. "Securities Act" means the Securities Act of 1933, as amended.

         2.22. "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         2.23. "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         2.24. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.25. "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         2.26. "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

         2.27. "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         3.1. NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,000,000 plus Shares that are subject to:

              (a) Issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

              (b) An Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and

              (c) An Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then

              (a) The number of Shares reserved for issuance under this Plan,

              (b) The Exercise Prices of and number of Shares subject to outstanding Options, and

              (c) The number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                                   ARTICLE IV
                                   ELIGIBILITY

         ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

                                    ARTICLE V
                                 ADMINISTRATION

         5.1. COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

              (a) Construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

              (b) Prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

              (c) Select persons to receive Awards;

              (d) Determine the form and terms of Awards;

              (e) Determine the number of Shares or other consideration subject to Awards;

              (f) Determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

              (g) Grant waivers of Plan or Award conditions;

              (h) Determine the vesting, ability to exercise and payment of Awards;

              (i) Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

              (j) Determine whether an Award has been earned; and

              (k) Make all other determinations necessary or advisable for the administration of this Plan.

         5.2. COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                                   ARTICLE VI
                                     OPTIONS

         The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1. FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2. DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3. EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

         6.4. EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:

              (a) The Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and

              (b) The Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6. TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

              (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

              (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond

                   (i) Three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or

                   (ii) Twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

              (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after

Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7. LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8. LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9. MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10. NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

                                   ARTICLE VII
                                RESTRICTED STOCK

         A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         7.1. FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.

         7.2. PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3. TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall:

              (a) Determine the nature, length and starting date of any Performance Period for the Restricted Stock Award;

              (b) Select from among the Performance Factors to be used to measure performance goals, if any; and

              (c) Determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4. TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee determines otherwise.

                                  ARTICLE VIII
                                  STOCK BONUSES

         8.1. AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         8.2. TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will:

              (a) Determine the nature, length and starting date of any Performance Period for each Stock Bonus;

              (b) Select from among the Performance Factors to be used to measure the performance, if any; and

              (c) Determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3. FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.

Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                                   ARTICLE IX
                           PAYMENT FOR SHARE PURCHASES

         9.1. PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

              (a) By cancellation of indebtedness of the Company to the Participant;

              (b) By surrender of shares that either:

                   (i) Have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or

                   (ii) Were obtained by Participant in the public market;

              (c) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

              (d) By waiver of compensation due or accrued to the Participant for services rendered;

              (e) With respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                   (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                   (ii) Through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (f) By any combination of the foregoing.

         9.2. LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                                    ARTICLE X
                                WITHHOLDING TAXES

         10.1. WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2. STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

                                   ARTICLE XI
                          PRIVILEGES OF STOCK OWNERSHIP

         11.1. VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11.2. FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of

Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                                   ARTICLE XII
                                 TRANSFERABILITY

         Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

                                  ARTICLE XIII
                             RESTRICTIONS ON SHARES

         At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

                                   ARTICLE XIV
                                  CERTIFICATES

         All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                                   ARTICLE XV
                            ESCROW; PLEDGE OF SHARES

         To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note;

provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                                   ARTICLE XVI
                          EXCHANGE AND BUYOUT OF AWARDS

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                                  ARTICLE XVII
                 SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                                  ARTICLE XVIII
                             NO OBLIGATION TO EMPLOY

         Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                   ARTICLE XIX
                             CORPORATE TRANSACTIONS

         19.1. ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of

              (a) A dissolution or liquidation of the Company,

              (b) A merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

              (c) A merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company,

              (d) The sale of substantially all of the assets of the Company, or

              (e) The acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         19.2. OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3. ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either:

              (a) Granting an Award under this Plan in substitution of such other company's award; or

              (b) Assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                                   ARTICLE XX
                        ADOPTION AND STOCKHOLDER APPROVAL

         This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

                                   ARTICLE XXI
                           TERM OF PLAN/GOVERNING LAW

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

                                  ARTICLE XXII
                        AMENDMENT OR TERMINATION OF PLAN

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

                                  ARTICLE XXIII
                           NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                                  ARTICLE XXIV
                               ACTION BY COMMITTEE

         Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.

ATTACHMENT D

                              U.S. MICROBICS, INC.
                       2003 EMPLOYEE STOCK INCENTIVE PLAN
                             AS ADOPTED MAY 28, 2003

                                    ARTICLE I
                                     PURPOSE

         The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

                                   ARTICLE II
                                   DEFINITIONS

As used in this Plan, the following terms will have the following meanings:

         2.1. "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         2.2. "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         2.3. "Board" means the Board of Directors of the Company.

         2.4. "Cause" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Committee" means the Compensation Committee of the Board.

         2.7. "Company" means U.S. Microbics, Inc., a Colorado corporation, or any successor corporation.

         2.8. "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         2.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10. "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         2.11. "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) If such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

              (b) If such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

              (c) If such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

              (d) In the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

              (e) If none of the foregoing is applicable, by the Committee in good faith.

         2.12. "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

         2.13. "Option" means an award of an option to purchase Shares pursuant to Section 6.

         2.14. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.15. "Participant" means a person who receives an Award under this Plan.

         2.16. "Performance Factors" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

              (a) Net revenue and/or net revenue growth;

              (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              (c) Operating income and/or operating income growth;

              (d) Net income and/or net income growth;

              (e) Earnings per share and/or earnings per share growth;

              (f) Total stockholder return and/or total stockholder return growth;

              (g) Return on equity;

              (h) Operating cash flow return on income;

              (i) Adjusted operating cash flow return on income;

              (j) Economic value added; and

              (k) Individual confidential business objectives.

         2.17. "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         2.18. "Plan" means this U.S. Microbics, Inc. 2003 Employee Stock Incentive Plan, as amended from time to time.

         2.19. "Restricted Stock Award" means an award of Shares pursuant to
Section 7.

         2.20. "SEC" means the Securities and Exchange Commission.

         2.21. "Securities Act" means the Securities Act of 1933, as amended.

         2.22. "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         2.23. "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         2.24. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.25. "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         2.26. "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

         2.27. "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         3.1. NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 10,000,000 plus Shares that are subject to:

              (a) Issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

              (b) An Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and

              (c) An Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then

              (a) The number of Shares reserved for issuance under this Plan,

              (b) The Exercise Prices of and number of Shares subject to outstanding Options, and

              (c) The number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                                   ARTICLE IV
                                   ELIGIBILITY

         ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

                                    ARTICLE V
                                 ADMINISTRATION

         5.1. COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

              (a) Construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

              (b) Prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

              (c) Select persons to receive Awards;

              (d) Determine the form and terms of Awards;

              (e) Determine the number of Shares or other consideration subject to Awards;

              (f) Determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

              (g) Grant waivers of Plan or Award conditions;

              (h) Determine the vesting, ability to exercise and payment of Awards;

              (i) Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

              (j) Determine whether an Award has been earned; and

              (k) Make all other determinations necessary or advisable for the administration of this Plan.

         5.2. COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                                   ARTICLE VI
                                     OPTIONS

         The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              6.1. FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              6.2. DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

              6.3. EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              6.4. EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:

              (a) The Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and

              (b) The Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6. TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

              (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

              (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond

                   (i) Three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or

                   (ii) Twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

              (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after

Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7. LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8. LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9. MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10. NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

                                   ARTICLE VII
                                RESTRICTED STOCK

         A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will

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

determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

         7.1. FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.

         7.2. PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3. TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall:

              (a) Determine the nature, length and starting date of any Performance Period for the Restricted Stock Award;

              (b) Select from among the Performance Factors to be used to measure performance goals, if any; and

              (c) Determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4. TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant

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

will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee determines otherwise.

                                  ARTICLE VIII
                                  STOCK BONUSES

         8.1. AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         8.2. TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will:

              (a) Determine the nature, length and starting date of any Performance Period for each Stock Bonus;

              (b) Select from among the Performance Factors to be used to measure the performance, if any; and

              (c) Determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3. FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.

Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                                   ARTICLE IX
                           PAYMENT FOR SHARE PURCHASES

         9.1. PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

              (a) By cancellation of indebtedness of the Company to the Participant;

              (b) By surrender of shares that either:

                   (i) Have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or

                   (ii) Were obtained by Participant in the public market;

              (c) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

              (d) By waiver of compensation due or accrued to the Participant for services rendered;

              (e) With respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                   (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                   (ii) Through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (f) By any combination of the foregoing.

         9.2. LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                                    ARTICLE X
                                WITHHOLDING TAXES

         10.1. WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2. STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

                                   ARTICLE XI
                          PRIVILEGES OF STOCK OWNERSHIP

         11.1. VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11.2. FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of

Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                                   ARTICLE XII
                                 TRANSFERABILITY

         Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

                                  ARTICLE XIII
                             RESTRICTIONS ON SHARES

         At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

                                   ARTICLE XIV
                                  CERTIFICATES

         All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                                   ARTICLE XV
                            ESCROW; PLEDGE OF SHARES

         To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note;

provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                                   ARTICLE XVI
                          EXCHANGE AND BUYOUT OF AWARDS

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                                  ARTICLE XVII
                 SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                                  ARTICLE XVIII
                             NO OBLIGATION TO EMPLOY

         Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                   ARTICLE XIX
                             CORPORATE TRANSACTIONS

         19.1. ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of

              (a) A dissolution or liquidation of the Company,

              (b) A merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

              (c) A merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company,

              (d) The sale of substantially all of the assets of the Company, or

              (e) The acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         19.2. OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3. ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either:

              (a) Granting an Award under this Plan in substitution of such other company's award; or

              (b) Assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the
Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                                   ARTICLE XX
                        ADOPTION AND STOCKHOLDER APPROVAL

         This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

                                   ARTICLE XXI
                           TERM OF PLAN/GOVERNING LAW

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

                                  ARTICLE XXII
                        AMENDMENT OR TERMINATION OF PLAN

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

                                  ARTICLE XXIII
                           NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                                  ARTICLE XXIV
                               ACTION BY COMMITTEE

         Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.